Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2025
Loss Per Share [Abstract]
Schedule of Diluted Net Loss Per Share

A summary of the potentially dilutive securities that were excluded from diluted net loss per share each year because their effect would be antidilutive are presented as follows:

	December 31
	2025	2024	2023
Stock Options	132,196	322,045	157,305
Warrants (Excluding pre-funded)	238,129	-	-
Convertible preferred shares and PPCs	61,858	-	-
	432,183	322,045	157,305